SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement         [ ] Confidential, For Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                                  EGAMES, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

                                [OBJECT OMITTED]

                                  eGames, Inc.
                      2000 Cabot Boulevard West, Suite 110
                       Langhorne, Pennsylvania 19047-1811


                                                               October 28, 2003

Dear Shareholder:

         You are invited to attend the Annual Meeting of Shareholders of eGames, Inc. (the "Company") which will be held at 3 p.m. Eastern Standard Time on Thursday, December 4, 2003 at the Company's offices, 2000 Cabot Boulevard West, Suite 110, Langhorne, Pennsylvania. The official notice of the meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

         To assure your representation at the meeting, whether or not you expect to attend, please date and sign the enclosed proxy card and return it as soon as possible in the envelope provided. Also, please indicate on the proxy card whether you plan to attend the meeting.

         Your copy of the Company's 2003 Annual Report on Form 10-KSB is also enclosed. We appreciate your interest in the Company. Thank you for your attention to this important matter.

Sincerely,


/s/ Gerald W. Klein
-------------------
Gerald W. Klein
President and Chief Executive Officer




Whether or not you plan to attend the meeting, please date and sign your proxy card and promptly return it in the reply envelope provided (which requires no postage if mailed in the United States). Thank you.

                                  EGAMES, INC.
                      2000 CABOT BOULEVARD WEST, SUITE 110
                            LANGHORNE, PA 19047-1811
                                 (215) 750-6606

                    Notice of Annual Meeting of Shareholders
                                December 4, 2003

To Our Shareholders:

         The Annual Meeting of Shareholders of eGames, Inc. (the "Company") will be held at 3 p.m. Eastern Standard Time on Thursday, December 4, 2003, at the Company's offices, 2000 Cabot Boulevard West, Suite 110, Langhorne, Pennsylvania, for the following purposes:

        1.    To elect four (4) directors;

        2. To vote on ratification of the appointment of Stockton Bates, LLP as the Company's auditors for the fiscal year ending June 30, 2004; and

        3. To act upon such other business as may properly come before the meeting.


         The Board of Directors has fixed October 4, 2003 as the record date for the determination of shareholders entitled to vote at the meeting. Only shareholders of record as of that date will be entitled to receive notice of the meeting and to vote at the meeting.

         You are invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to date and sign the enclosed proxy card and promptly return it in the envelope provided (which requires no postage if mailed in the United States).

By Order of the Board of Directors,


/s/ Ellen Pulver Flatt
----------------------
Ellen Pulver Flatt
Secretary


October 28, 2003


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE REPLY ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). THANK YOU.

                                  EGAMES, INC.
                      2000 CABOT BOULEVARD WEST, SUITE 110
                            LANGHORNE, PA 19047-1811

                                 PROXY STATEMENT

         eGames, Inc. (the "Company") is providing to its shareholders this proxy statement and the accompanying proxy card in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the Annual Meeting of Shareholders (the "Meeting"). The Meeting will be held at the Company's offices, 2000 Cabot Boulevard West, Suite 110, Langhorne, Pennsylvania on December 4, 2003 at 3 p.m. Eastern Standard Time, or at any adjournment or postponement of the meeting. These proxy materials are first being mailed to shareholders on or about October 28, 2003.

                       VOTE REQUIRED AND PROXY INFORMATION

         Proxies in the form enclosed, if properly submitted and not revoked, will be voted as directed on the proxies. Any proxy not directing to the contrary will be voted "for" the Company's nominees as directors and "for" approval of each of the other proposals. Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person, since the proxy is revocable.

         A proxy statement given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company, at or before the meeting, a written notice of revocation bearing a date later than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Ellen Pulver Flatt, Secretary, eGames, Inc., 2000 Cabot Boulevard West, Suite 110, Langhorne, Pennsylvania 19047-1811.

         All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum for each of the matters on which shareholders will vote at the Meeting. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

         Election of Directors. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast in the election. Directors shall be elected by a plurality, and the four nominees who receive the most votes will be elected. Votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions will be considered present and entitled to vote at the meeting, but will not be counted as votes cast in the affirmative. Broker non-votes will not be taken into account in determining the outcome of the election.

         Approval of Auditors. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast on the approval of auditors. The matter will be approved if a majority of the votes cast are for approval. Abstentions and broker non-votes will not be taken into account in determining the outcome.

         The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company and its subsidiaries without additional compensation. The Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustee, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

         Householding. Certain shareholders who share the same address may receive only one copy of this proxy statement and the Company's annual report in accordance with a notice delivered earlier this year by banks, brokers or other holders of record, unless the shareholder provided contrary instructions to the bank, broker or other holder of record. This practice, known as "householding," is designed to reduce printing and postage costs. If you own your shares through a bank, broker or other holder of record and wish either to stop or begin householding, you may do so, or you may request a separate copy of the proxy statement or the Annual Report, either by contacting your bank, broker or other holder of record or by contacting us by telephone at 215-750-6606, extension 100, or in writing to eGames, Inc., 2000 Cabot Boulevard West, Suite 110, Pennsylvania 19047, Attention: Secretary.

                                VOTING SECURITIES

         As of October 4, 2003, the record date for the determination of shareholders entitled to receive notice of and to vote at the Company's Annual Meeting of Shareholders, the Company's outstanding voting securities consisted of 9,989,337 shares of Common Stock. Holders of Common Stock are entitled to one vote per share.

                               SECURITY OWNERSHIP

         The following table sets forth information as supplied to the Company regarding the number and percentage of shares of the Company's Common Stock beneficially owned on October 1, 2003 (unless otherwise noted) by: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock; (ii) each nominee for director and director of the Company; (iii) each of the Company's executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.

                                                    Amount and Nature
     Name of                                          Of Beneficial              Percent of Class
Beneficial Owner (1)                                  Ownership (2)             Beneficially Owned
--------------------                                  -------------             ------------------
Robert M. Aiken, Jr.                                    98,000 (3)                       *

William C. Acheson (4)                                  94,300 (4)                       *

Lawrence F. Fanelle                                     147,075 (5)                    1.5%

Gerald W. Klein                                         535,000 (6)                    5.2%

Odyssey Capital Group, L.P.                             769,500 (7)                    7.7%
950 West Valley Road, Suite 2902
Wayne, PA 19087

Thomas W. Murphy                                        133,642 (8)                    1.3%

Thomas D. Parente                                       116,425 (9)                    1.2%

Richard H. Siporin                                      188,967 (10)                   1.9%

Lambert C. Thom                                         141,124 (11)                   1.4%

All officers and directors as a group (8 persons)     1,454,533 (12)                  13.3%

-------------
*Less than 1%

     (1) Unless otherwise indicated, the address of each named holder is c/o eGames, Inc., 2000 Cabot Boulevard West, Suite 110, Langhorne, PA 19047.

     (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commissions (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares that may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within sixty days of October 1, 2003 are deemed to be beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

     (3) Includes 85,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2003 or became exercisable within 60 days of that date.

     (4) In May 2003, Mr. Acheson resigned from his position as Vice President of Business Development with the Company. The information presented with respect to Mr. Acheson's beneficial ownership of shares is as of June 30, 2003.

     (5) Includes 134,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2003 or became exercisable within 60 days of that date. Also includes 2,075 shares held by Mr. Fanelle's immediate family members.

     (6) Includes 287,500 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2003 or became exercisable within 60 days of that date. Also includes 2,500 shares held by Mr. Klein's immediate family members.

     (7) The information presented is as of June 30, 2002 based upon information supplied to the Company by Odyssey Capital Group, L.P. ("Odyssey"). Voting and investment power of the shares of Common Stock held by Odyssey are shared by Odyssey and John P. Kirwin, Bruce E. Terker and Kirk B. Griswold, who are each officers of the corporate general partner of Odyssey. Also includes 250,000 shares held by a partnership controlled by Mr. Terker.

     (8) Includes 125,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2003 or became exercisable within 60 days of that date. Also includes 788 shares held by Mr. Murphy's immediate family members.

     (9) Includes 85,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2003 or became exercisable within 60 days of that date. Also includes 4,425 shares held by Mr. Parente's immediate family members.

     (10) Includes 186,667 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2003 or became exercisable within 60 days of that date.

     (11) Includes 85,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of October 1, 2003 or became exercisable within 60 days of that date.

     (12) Includes 1,013,167 shares of Common Stock that may be acquired by such persons through the exercise of options that were exercisable as of October 1, 2003 or became exercisable within 60 days of that date.

Equity Compensation Plan Information

The following table summarizes, as of June 30, 2003, outstanding options to acquire shares of the Company's Common Stock that may be issued under the Company's 1995 Amended and Restated Stock Option Plan, as well as options issued to the Company's outside directors, the issuance of which was not approved by the Company's shareholders.

----------------------   -----------------------   -----------------------   -----------------------
                                                                               Number of securities
                                                                             remaining available for
                                                                              future issuance under
                                                                               equity compensation
                         Number of securities to      Weighted-average          plans (excluding
                         be issued upon exercise     exercise price of       securities reflected in
                         of outstanding options,    outstanding options,           column (a))
    Plan category        warrants and rights (a)   warrants and rights (b)             (c)
----------------------   -----------------------   -----------------------   -----------------------
Equity compensation
plans approved by               2,270,500                  $0.886                    596,668
security holders
----------------------   -----------------------   -----------------------   -----------------------
Equity compensation
plans not approved by            75,000(1)                 $1.656                      -0-
security holders
----------------------   -----------------------   -----------------------   -----------------------
Total                           2,345,500                  $0.911                    596,668
----------------------   -----------------------   -----------------------   -----------------------


(1) Includes the following equity securities: 25,000 options issued to each of the Company's three outside directors (Lambert C. Thom, Robert M. Aiken Jr., and Thomas D. Parente) in December 1998. These options have an exercise price of $1.656, are currently fully vested and expire on December 14, 2003.

                        EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:

       Name           Age                      Position
       ----           ---                      --------

Gerald W. Klein        55    President and Chief Executive Officer
Lawrence F. Fanelle    52    Vice President, Operations
Thomas W. Murphy       45    Vice President, Finance and Chief Financial Officer
Ellen Pulver Flatt     40    Vice President, General Counsel and Secretary
Richard H. Siporin     44    Vice President, Sales and Marketing


         Mr. Klein has been President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells use in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets.

         Mr. Fanelle has been the Company's Vice President of Operations since November 1998. He joined the Company as General Manager in September 1997. Prior to joining the Company, Mr. Fanelle was Vice President of Operations of Besam, Inc., a manufacturer of automatic doors primarily for retail stores and supermarkets. Mr. Fanelle joined Besam in 1994 as Director of Operations. From 1979 to 1986, Mr. Fanelle was employed by Checkpoint Systems, Inc., a provider of security and access control systems and was Vice President of Operations of that company from 1987 to 1994.

         Mr. Murphy has been Chief Financial Officer of the Company since July 1999. He joined the Company as Controller in May 1996. Prior to joining the Company, Mr. Murphy was Controller of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries, from January 1995 until April 1996, and Accounting Manager of Ohmicron, Inc., a biotechnology company, from January 1993 until December 1994. From September 1985 to May 1992, Mr. Murphy served as Accounting Manager at Checkpoint Systems, Inc., a provider of security and access control systems.

         Ms. Pulver Flatt has been Vice President and General Counsel since August 2003. She joined the Company in July 1999, and from that time until August 2003, she served as Senior Associate Counsel. From 1992 until she joined eGames, she was an associate with the law firm of McCausland, Keen & Buckman.

         Mr. Siporin joined the Company in January 2000 as Vice President of Sales and Marketing. Prior to joining the Company, he served as Senior Vice President of Sales for Sunbeam, Inc., Health Division. From 1988 to 1998, Mr. Siporin served in a number of positions at Revlon, Inc., including serving as Vice President of Sales from 1992 to 1998. From 1982 to 1988, Mr. Siporin held a number of sales management positions with Playtex Family Products.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Four directors are to be elected at the Annual Meeting to serve for one-year terms until the next Annual Meeting and until their respective successors are elected and qualified. The Board of Directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "for" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

         The following information about the Company's nominees for election as directors is based, in part, upon information furnished by the nominees.

Director Name                 Age    Title                                              Since
-------------                 ---    -----                                              -----
Robert M. Aiken, Jr.(1)(2)     61    Chairman of the Board of Directors                 1998
Gerald W. Klein                55    Director, President and Chief Executive Officer    1994
Thomas D. Parente (2)(3)       57    Director                                           1995
Lambert C. Thom (1)(2)         58    Director                                           1997
-------

(1)      Member of Audit Committee
(2)      Member of Compensation Committee
(3)      Chairman of Audit Committee

The principal occupation of each of the directors of the Company is set forth below.

         Robert M. Aiken, Jr., who has been a director since January 1998 and Chairman of the Board since December 2000, has been President of RMA Consulting, Inc., a management-consulting firm, since July 1998. From November 1996 to June 1998, Mr. Aiken was Executive Vice President and Chief Financial Officer of Sunoco, Inc. (formerly Sun Company, Inc.), and from September 1990 to October 1996, Mr. Aiken was senior Vice President and Chief Financial Officer of Sunoco, Inc. Mr. Aiken is a certified public accountant. In addition to serving on the Company's board, Mr. Aiken serves on the Board of Directors of NN, Inc.

         Gerald W. Klein has served as President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. From 1979 to 1991, Mr. Klein was employed by Checkpoint Systems, Inc., a provider of security and access control systems to retailers, commercial businesses, and libraries and was President and Chief Operating Officer of that company from April 1986 to July 1991.

         Thomas D. Parente joined the Company as a Director in June 1995, and was elected as Chairman of the Board in August 1998, which position he held until December 2000. Mr. Parente is Corporate Secretary and Director of Corporate Development for Ole Hansen & Sons, Inc., a privately owned holding company, a position he has held since December 1996. From May 1995 to November 1996, he was self-employed as a financial consultant to businesses. From April 1988 until April 1996, he was a Vice-President and the Chief Financial Officer of Suvar Corporation, a manufacturer of specialty chemicals for the printing and coatings markets. From June 1970 until April 1988, Mr. Parente was employed by KPMG LLP and was a partner with that firm from April 1979 until April 1988. Mr. Parente is a certified public accountant.

         Lambert C. Thom joined the Company as a Director in December 1997. He has served as Vice President and Managing Director of Bangert, Dawes, Reade, Davis & Thom, Incorporated, a private investment firm, since 1975. From 1989 to 1995, Mr. Thom served as Vice President of John Hancock Capital Growth Management, Inc., an investment management firm.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met five times during fiscal 2003. During fiscal 2003, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the board of Directors on which he served.

         The Board of Directors of the Company has a standing Audit Committee and a Compensation Committee. The Audit Committee has the authority and duty to select the independent auditors to be engaged as the Company's independent auditors, and to evaluate the performance provided by the Company's independent auditors. The Audit Committee also assesses the Company's internal accounting controls, reviews the Company's financial disclosures and takes such other action as it deems appropriate to ensure the appropriate safeguarding of the Company's assets and accounting of its assets and liabilities. In October 2003, the Board of Directors adopted a revised written charter for the Audit Committee, delineating the Audit Committee's functions, powers and duties, a copy of which is attached to this Proxy Statement as Appendix A. The members of the Audit Committee are Messrs. Parente, Thom, and Aiken. This committee met seven times during fiscal 2003.

         The Compensation Committee reviews the Company's compensation practices and benefit plans, determines the compensation of the Company's executive officers, approves goals for Company-wide incentive plans and evaluates performance against these goals. The members of the Compensation Committee are Messrs. Aiken, Parente, and Thom. The Committee met one time during fiscal 2003.

         The Company does not have a nominating committee. Candidates for membership on the Board of Directors are selected by the full Board.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2003 with management and has received the written disclosures and the letter from Stockton Bates, LLP, the Company's independent auditors for the fiscal year ended June 30, 2003, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as currently in effect. The Audit Committee has also discussed with Stockton Bates, LLP the Company's audited financial statements for the fiscal year ended June 30, 2003, including, among other things, the quality of the Company's accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by management in its financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and the auditor's independence, as well as the other matters required by Statement on Auditing Standards No. 61, as amended by Statement on Accounting Standards No. 90 (Communication with Audit Committees), of the Auditing Standards Board of the American Institute of Certified Public Accountants.

         Based on these discussions with Stockton Bates, LLP and the results of the audit of the Company's financial statements, the Audit Committee members recommended unanimously to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003.

         The members of the Audit Committee are Robert M. Aiken Jr., Lambert C. Thom, and Thomas D. Parente. Mr. Parente is the Chairman of the Audit Committee. All of the members of the Audit Committee are independent, as defined by Section 121(A) of the American Stock Exchange's Listing Standards, Policies and Requirements.

                            COMPENSATION OF DIRECTORS

         Beginning July 1, 2003, the non-employee members of the Board of Directors, who are also members of the Company's Audit Committee and Compensation Committee, receive $15,000 annually for their services as a member of the Board, Audit Committee and Compensation Committee. This fee is payable in four quarterly installments. Before July 1, 2003, the non-employee members of the Board of Directors received $500 per Board meeting attended, the members of the Audit Committee received $500 for each committee meeting attended and the members of the Compensation Committee received $500 for each committee meeting attended. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members. Additionally, the Company's Amended and Restated 1995 Stock Option Plan provides that all non-employee members of the Board of Directors receive an initial grant of options to purchase 10,000 shares of Common Stock upon appointment or election to the Board, and thereafter receive options to purchase 5,000 shares of Common Stock on January 1 of each year that such person is a non-employee director. The options have terms of five years and have an exercise price equal to the fair market value on the date of grant.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information concerning the compensation paid during the fiscal years ended June 30, 2003, 2002, and 2001 to the Company's Chief Executive Officer and the Company's other executive officers whose salary and bonus exceeded $100,000 during the 2003 fiscal year.

                                                  Annual Compensation          Long-Term Compensation
                                                -----------------------      ---------------------------
                                                                             Securities       All Other
                                      Fiscal                                 Underlying     Compensation
Name & Principal Position              Year     Salary ($)    Bonus ($)      Options (#)         (1)
-------------------------              ----     ----------    ---------      -----------         ---
Gerald W. Klein                        2003      175,000        5,166          210,000         $6,585
President and Chief Executive          2002      175,000        5,000            -0-           $5,942
Officer                                2001      175,000         500           150,000         $5,549

William C. Acheson (2)                 2003      139,615        5,166            -0-          $12,044
Former Vice President -                2002      165,770        5,000            -0-           $5,849
Business Development                   2001      165,000         500           25,000          $5,710


Lawrence F. Fanelle                    2003      128,077        5,166          147,000         $7,817
Vice President- Operations             2002      120,000        5,000            -0-           $6,437
                                       2001      120,000         500           50,000          $7,427


Thomas W. Murphy                       2003      103,558        5,166          120,000         $5,964
Vice President- Finance and            2002       97,500        5,000            -0-           $5,433
Chief Financial Officer                2001       97,500         500           75,000          $5,433


Richard H. Siporin                     2003      150,000        5,166          110,000         $6,065
Vice President- Sales and Marketing    2002      150,000        5,000            -0-           $5,940
                                       2001      150,000         500           50,000          $8,344


     (1) Represents: (a) amounts contributed by the Company to each named executive officer's 401(k) Plan, and (b) life insurance premiums paid by the Company.

     (2) On May 5, 2003, Mr. Acheson resigned from his position with the Company, and in connection therewith Mr. Acheson entered into a Separation Agreement and General Release with the Company. Under the agreement, Mr. Acheson agreed to release the Company from any claims relating to his employment, and in return, the Company agreed to pay Mr. Acheson $5,000, plus $1,824 representing accrued vacation as of May 5, 2003, and to maintain his health and dental insurance benefits through the end of May 2003. The amounts paid to Mr. Acheson during the 2003 fiscal year pursuant to the Separation Agreement are included under "All Other Compensation."

Option Grants During 2003 Fiscal Year

The following table provides information related to options granted to the named executive officers during fiscal 2003. The Company does not have any outstanding stock appreciation rights.

                          Number of Securities       Percentage of Total
                           Underlying Options        Options Granted to          Exercise Price
      Name                      Granted            Employees in Fiscal Year        ($/share)
      ----                      -------            ------------------------        ---------
Gerald W. Klein               210,000 (1)                   17.9%                     (2)
Lawrence F. Fanelle           147,000 (3)                   12.5%                     (2)
Richard H. Siporin            110,000 (4)                    9.4%                     (2)
Thomas W. Murphy              120,000 (5)                   10.2%                     (2)

     (1) 70,000 of these options are exercisable on each of July 29, 2003, July 29, 2004 and July 29, 2005.
     (2) One third of these options have an exercise price of $0.25 per shares, one third have an exercise price of $0.50 per share, and one third have an exercise price of $0.75 per share.
     (3) 49,000 of these options are exercisable on each of July 29, 2003, July 29, 2004 and July 29, 2005.
     (4) 36,667 of these options are exercisable on each of July 29, 2003, July 29, 2004 and July 29, 2005.
     (5) 40,000 of these options are exercisable on each of July 29, 2003, July 29, 2004 and July 29, 2005.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option
Values

The following table provides information related to employee options exercised by the named executive officers during fiscal 2003 and the value of such options at year-end.

                         Shares                                                            Value* of Unexercised
                        Acquired                             Number of Securities          In-The-Money Options
                           on                               Underlying Unexercised             at FY-End ($)
                        Exercise                             Options at FY End (#)            Exercisable/Un
      Name                 (#)      Value Realized ($)     Exercisable/Un-exercisable           Exercisable
      ----                 ---      ------------------     --------------------------      ---------------------

Gerald W. Klein            -0-              -0-                217,500 / 210,000              10,500 / 4,900
Lawrence F. Fanelle        -0-              -0-                 85,000 / 147,000               3,500 / 3,430
Thomas W. Murphy           -0-              -0-                110,000 / 120,000               5,250 / 2,800
Richard H. Siporin         -0-              -0-                150,000 / 110,000               3,500 / 2,567


* Value of options based upon a share price of $0.32, the closing price of the Common Stock on June 30, 2003.

Long-Term incentive Plans

         The Company does not have any long-term incentive plans.

                                  PROPOSAL TWO
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

         On February 19, 2002, the Company received notice from its independent auditor, KPMG, LLP ("KPMG"), of its resignation as the Company's certifying accountant. On March 1, 2002, the Company's Audit Committee unanimously approved the engagement of Stockton Bates, LLP ("Stockton Bates") as the Company's principal accountant to audit the Company's financial statements for the fiscal year ending June 30, 2002 and to review the Company's interim financial statements.

         KPMG's audit report on the Company's consolidated financial statements as of and for the fiscal year ended June 30, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG's audit report on the Company's consolidated financial statements as of June 30, 2001 and for the year ended June 30, 2001, included a separate paragraph as follows: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has working capital and stockholders' deficits at June 30, 2001, suffered a net loss, incurred negative cash flows from operations for the year ended June 30, 2001, and no longer has a credit facility available for future borrowings. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         In connection with the audit as of and for the fiscal year ended June 30, 2001, and the subsequent interim period through February 19, 2002, there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference in connection with their audit report to the subject matter of the disagreement.

         KPMG advised the Company that, in connection with KPMG's audit of the Company's consolidated financial statements for the year ended, June 30, 2001, KPMG had noted a matter involving the Company's internal control procedures and its operation that KPMG considered to be a reportable condition of a material weakness under standards established by the American Institute of Certified Public Accountants. KPMG advised the Audit Committee that the Company did not have sufficient internal controls in place to ensure that shipments with FOB destination shipping terms were recognized as revenue only after the customer had received these shipments. KPMG advised the Audit Committee of the foregoing in a letter to the Audit Committee dated February 11, 2002, although KPMG had previously communicated this issue to the Audit Committee prior to the date of the letter. The Company's management has implemented the procedures recommended by KPMG in its February 11, 2002 letter, to obtain the requisite proof of delivery documentation for product shipments made during approximately the last two weeks of a reporting period, in order to enable the Company to comply with accounting principles generally accepted in the United States of America. The Company has authorized KPMG to respond fully to the inquiries of any successor auditor concerning this matter.

         Stockton Bates' audit report on the Company's consolidated financial statements as of and for the fiscal year ended June 30, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
Stockton Bates' audit report on the Company's consolidated financial statements as of June 30, 2002 and for the year ended June 30, 2002 included a separate paragraph as follows: "The accompanying financial statements have been prepared assuming that eGames, Inc. will continue as a going concern. As discussed in
Note 1 to the financial statements, eGames, Inc. has minimal stockholders' equity and working capital and no longer has access to its previous credit facility and its liquidity needs are entirely dependent on cash flow from operations. These matters raise substantial doubt about eGames, Inc.'s ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         The Company's Audit Committee has reappointed Stockton Bates, LLP as the independent public accounting firm to audit the Company's financial statements for the fiscal year ending June 30, 2004. The Board of Directors has proposed that the shareholders ratify the appointment of Stockton Bates LLP.

         A representative of Stockton Bates, LLP is expected to attend the Annual Meeting. He or she will be given the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         The following table sets forth the fees that the Company paid to independent auditors for services provided to the Company during the last two fiscal years:

                                    2003       2002
                                    ----       ----
     Audit Fees (1)               $53,500    $49,500
     Audit-Related Fees (2)       $ -0-      $ -0-
     Tax Fees (3)                 $12,775    $9,445
     All Other Fees (4)           $ -0-      $28,088

     (1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's quarterly report on Forms 10-QSB.
     (2) Audit-Related Fees consist of services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees."
     (3) Tax Fees consist of professional services rendered by the independent auditors for tax compliance, tax advice, and tax planning. The services for the fees disclosed under this category include tax return preparation and tax advice.
     (4) All Other Fees consist of $12,400 in fees billed by KPMG LLP, the Company's former independent accountants, in connection with services related to the inclusion of KPMG's consent in the Company's fiscal 2002 Form 10-KSB, and $15,688 in fees billed by KPMG LLP in connection with a tax matter relating to the Company's former United Kingdom subsidiary.


The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the independent public accountant's independence.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF STOCKTON BATES, LLP.

                             SHAREHOLDERS PROPOSALS

         To be considered for inclusion in the Company's proxy statement relating to the Company's 2004 Annual Meeting of Shareholders, shareholder proposals must be received by the Company at its corporate office by June 26, 2004. In accordance with the Company's Bylaws, to be considered for presentation at the next Annual Meeting of Shareholders, although not included in the Company's proxy statement, shareholder proposals must be received no later than July 26, 2004.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                       SECURITIES AND EXCHANGE ACT 0F 1934

         Section 16(a) of the Securities and Exchange Act of 1934 required the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission reports about their beneficial ownership of the Company's Common Stock. All such persons are required by the Commission to furnish the Company with copies of all reports that they file.

         Based solely upon a review of the copies of such reports furnished to the Company, or written representations from certain reporting persons that no other reports were required, the Company believes that during the fiscal year ended June 30, 2003, all of its officers and directors complied with all filing requirements applicable to them.

                                  OTHER MATTERS

         The Company currently knows of no other business that will be presented for consideration at the Annual Meeting. If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person voting the proxies. If any such matters are presented at the meeting, then the proxy agents named in the enclose proxy card will vote in accordance with their judgment.

EVERY PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO ELLEN PULVER FLATT, SECRETARY, AT 2000 CABOT BOULEVARD WEST, SUITE 110, LANGHORNE, PA 19047.

By order of the Board of Directors,

Ellen Pulver Flatt
Secretary

                                   APPENDIX A

                                  eGames, Inc.
            Charter of the Audit Committee of the Board of Directors

I.  Purpose

The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, and legal compliance;
     - Monitor the independence and performance of the Company's independent auditors;
     - Provide an avenue of communication among the independent auditors, management and the Board.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

The Committee will also prepare a report to shareholders as required by the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.

II. Composition

The Committee shall be comprised of at least two directors. Each committee member will be independent and have a basic understanding of finance and accounting in order to be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise.

Committee members shall be appointed by the Board. The Board shall designate one member of the Committee as its Chairman. If an audit committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

III. Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances require. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors review and auditing procedures.

The Committee shall also maintain minutes of their meetings and periodically report to the Board on significant matters relating to the Committee.

IV. Audit Committee Responsibilities and Duties

Review of Financial Statements and Earnings Releases
----------------------------------------------------

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

Prior to releasing the year-end earnings, the Committee will discuss the results of the audit with the independent auditors, and will discuss certain matters as required to be communicated to audit committees in accordance with applicable accounting standards.

The Committee shall review the Company's annual audited financial statements prior to filing with the SEC as part of the Form 10-KSB. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

In consultation with the management and the independent auditors, the Committee shall consider the integrity of the Company's financial reporting processes and controls, and discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. The Committee shall also review significant findings prepared by the independent auditors together with management's responses.

The Committee shall review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and the Company's quarterly financial statements prior to filing with the SEC as part of the Form 10-QSB. This review and discussion will include any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with applicable accounting standards and principles.

Independent Auditors
--------------------

The Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditors. The independent auditors will report directly to the Committee.

The Audit Committee shall annually recommend to the Board the appointment of the independent auditors and approve any discharge of auditors when circumstances warrant.

The Committee will annually review the qualifications, performance and independence of the independent auditors. The Committee's evaluation shall also include the review and evaluation of the lead partner of the independent auditors. At least annually, the Committee shall obtain and review a report from the independent auditors regarding: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the auditor's independence, all relationships between the independent auditor and the Company. The Committee will also confer with management in reviewing the qualifications, performance and independence of the independent auditors.

The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Chairman of the Committee may approve any proposed non-audit engagements that arise between Committee meetings, provided that any such decision is presented to the full Committee at its next scheduled meeting.

The Committee will also review the independent auditors' audit plan, including the scope, staffing and locations of their examination, reliance upon management, and general audit approach, and consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance
----------------

On at least an annual basis, the Committee should review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities
--------------------------------------

The Committee shall perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

The Committee shall annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                                 REVOCABLE PROXY
                                  EGAMES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 4, 2003


       The undersigned hereby appoints Gerald W. Klein and Thomas W. Murphy, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of eGames, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, 2000 Cabot Boulevard West, Suite 110, Langhorne, Pennsylvania on December 4, 2003 at 3 p.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary).

                 [  ] FOR                      [  ] VOTE WITHHELD

INSTRUCTION: To withhold your vote for any individual nominee, strike a line in that nominee's name below.

ROBERT M. AIKEN, JR.    GERALD W. KLEIN    THOMAS D. PARENTE

LAMBERT C. THOM

2. The ratification of the appointment of Stockton Bates, LLP as the Company's auditors for the fiscal year ending June 30, 2004.

           [  ] FOR            [  ] AGAINST            [  ] ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOW OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


     The Board of Directors recommends a vote "FOR" each of the proposals and the election of the nominees listed above.

                  (Continued and to be SIGNED on Reverse Side)


       THIS PROXY IS SOLICITED ON BEHALF OF THE EGAMES BOARD OF DIRECTORS

         Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

                                   Date:                                 , 2003
                                        ---------------------------------------
                                               (Please date this Proxy)



                                               Signature of Shareholder



                                               Signature of Shareholder

                                        Please sign exactly as your  name(s)
                                        appear(s) to the left.  When signing as
                                        attorney, executor,  administrator,
                                        trustee or guardian, please give your
                                        full title. If shares are held jointly,
                                        each holder should sign.

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE